Exhibit 99.1

NYSE American: AINC Investor Guidance | May 2022

Page 2 In keeping with the Securities and Exchange Commission (“SEC”) "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward- looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," “target,” or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document. We undertake no obligation to update or revise the statements made therein, except as may be required by law. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: the continued impact of the COVID-19 pandemic and its effects on travel (including uncertainty relating to any new or continuing governmental restrictions on travel or other factors that impact public behavior) and its impact on our business, financial condition and results from operations; general volatility of the capital markets, the general economy or the hospitality industry, whether the result of market events (including the COVID-19 pandemic and the timing and pace of the economic recovery therefrom) or otherwise, and the market price of our common stock; availability, terms and deployment of capital; our ability to regain Form S-3 eligibility; changes in our industry and the market in which we operate, interest rates or the general economy; the degree and nature of our competition; actual and potential conflicts of interest with or between Remington, Ashford Trust and Braemar, our executive officers and our non-independent directors; availability of qualified personnel; changes in governmental regulations, accounting rules, tax rates and similar matters; legislative and regulatory changes; the possibility that we may not realize any or all of the anticipated benefits from transactions to acquire businesses, including the acquisition of the project management and hotel management businesses previously owned by Remington, and from new business initiatives, including the ERFPs with Ashford Trust and Braemar; disruptions relating to the acquisition or integration of the project management and hotel management businesses previously owned by Remington, which may harm relationships with customers, employees and regulators; and unexpected costs relating to the acquisition or integration of the project management and hotel management businesses previously owned by Remington. These and other risk factors are more fully discussed in the company's filings with the SEC. Adjusted EBITDA is calculated by subtracting or adding to net income (loss): interest expense, income taxes, depreciation, amortization, net income (loss) to non-controlling interests, transaction costs, and other expenses. Adjusted EBITDA is a non-GAAP measure and reconciliations have been provided in prior earnings releases and filings with the SEC or in the appendix to this presentation. Our business has been and will continue to be materially adversely affected by the impact of, and the public perception of a risk of, a pandemic disease. In December 2019, a novel strain of coronavirus (COVID-19) was identified in Wuhan, China, which has subsequently spread to other regions of the world, and has resulted in increased travel restrictions and extended shutdown of certain businesses in affected regions, including in nearly every state in the United States. Since late February 2020, we have experienced a significant decline in occupancy and RevPAR and we expect the significant occupancy and RevPAR reduction associated with the novel coronavirus (COVID-19) to likely continue as we are recording significant reservation cancellations as well as a significant reduction in new reservations relative to prior expectations. The continued outbreak of the virus in the U.S. has and will likely continue to further reduce travel and demand at our hotels. The prolonged occurrence of the virus has resulted in health or other government authorities imposing widespread restrictions on travel or other market impacts. The hotel industry and our portfolio have and we expect will continue to experience the postponement or cancellation of a significant number of business conferences and similar events. At this time those restrictions are very fluid and evolving. We have been and will continue to be negatively impacted by those restrictions. Given that the type, degree and length of such restrictions are not known at this time, we cannot predict the overall impact of such restrictions on us or the overall economic environment. In addition, even after the restrictions are lifted, the propensity of people to travel and for businesses to hold conferences will likely remain below historical levels for an additional period of time that is difficult to predict. We may also face increased risk of litigation if we have guests or employees who become ill due to COVID-19. We are unable to provide a reconciliation of forward-looking non-GAAP financial measures to their most directly comparable GAAP financial measures because we are unable to provide, without unreasonable effort, a meaningful or accurate calculation or estimation of amounts that would be necessary for the reconciliation due to the complexity and inherent difficulty in forecasting and quantifying future amounts or when they may occur. Such unavailable information could be significant to future results. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Inc., or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security, and the information contained herein does not form part of any prospectus of Ashford Inc. that may be used to offer or sell securities. Prior to investing in Ashford, potential investors should carefully review Ashford’s periodic filings with the Securities and Exchange Commission, including, but not limited to, Ashford’s most current Form 10-K, Form 10-Q and Form 8-K’s, including the risk factors included therein. Safe Harbor and Important Information on non-GAAP Measures

About Us – Advisor. Operator. Innovator. The only publicly-traded asset manager & service provider in the hospitality industry 40+ years of history in the hospitality industry Best-in-class asset management, with deep industry relationships and scale Page 3

Overview

Ashford is an alternative asset management company with a portfolio of strategic operating businesses that provide global asset management, investment management and related services to the real estate and hospitality sectors

Advisory Platform

AUM – Perpetual Life Public REITs

BRAEMAR HOTELS & RESORTS

Highest RevPAR among Publicly Traded Lodging REITs(1)

15	~$2.5B
Hotels(1)	Gross Assets

NYSE: BHR

ASHFORD HOSPITALITY TRUST

Geographically Diversified Portfolio Well-Positioned for Growth

100	~$5.5B
Hotels(1)(2)	Gross Assets

NYSE: AHT

Operating Platform

Strategic Market Leading Hospitality Focused Companies

ASHFORD SECURITIES

RESORT · ECO-TOURISM · DESTINATION SERVICES RED HOSPITALITY & LEISURE

openkey

RH remington

PREMIER DESIGN TO COMPLETION

Pure™ wellness

INSPIRE

(1) As of March 31st, 2022
(2) Excludes WorldQuest

Page 4

Our Strategy- Multiple Paths to Growth Best-in-Class Asset Management and Operations with Deep Industry Relationships Page 5 Grow Assets Under Management Expand Service Offerings Grow Third- Party Business Recovery of Hotel Industry

5/4/2022 6 Update on Growth Initiatives Recovery of Hotel Industry(1) Grow Assets Under Management Grow Third-Party Business 87.4 96.8 100.3 101.3 101.8 0 30 60 90 120 2021 2022 2023 2024 2025 Occupancy Index 95.2 102.7 106.8 110.3 113.5 0 30 60 90 120 2021 2022 2023 2024 2025 ADR Index 83.2 99.4 107 111.7 115.5 0 30 60 90 120 2021 2022 2023 2024 2025 RevPAR Index Industry forecasts continue to improve, with a nominal recovery predicted in 2022 (1) Indexed to 2019; Source: STR • Ashford is ramping up growth via Ashford Securities capital raises .. BHR has issued ~$96M in non-traded preferred .. AHT has filed a preliminary Form S-3 for non-traded preferred • Remington recently acquired Chesapeake Hospitality .. Adds 30 third-party hotels .. Expands Remington’s third-party business from ~20% of hotels to ~40% • Premier continues to grow its third-party business Page 6

Page 7 Guidance Update from Oct 2021 Improved lodging industry fundamentals coupled with progress on growth strategies results in increased guidance Adjusted EBITDA Oct 2021 Guidance Updated Guidance* Dollar Increase 2023 $56M $70M +$14M 2024 $85M 2025 $87M $97M +$10M 2026 $115M *This is the final guidance that will be given for 2023. Guidance for 2025 will not be given again until Spring 2023

Recent Developments Page 8 $23M $30M $36M $48M $58M $0 $10 $20 $30 $40 $50 $60 $70 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 ($ in Millions) TTM Adjusted EBITDA(1) (1) Refer to page 28 for the appendix with reconciliation to the most directly comparable GAAP metric (2) Extension options are subject to the satisfaction of certain conditions. Significant Growth in Adj. EBITDA New Corporate Financing Commitment In April, Ashford entered into a new $100M Corporate Term Loan with the following terms: • Initial term of 5 years with 3 1-year extension options(2) • Interest rate of LIBOR + 7.35% • Current balance of $70M • Remaining $30M can be drawn through March 2024 37 third-party contracts 47 third-party contracts $96M non-traded preferred stock issued

Page 9 Significant Third-Party Growth 0.0 2.0 4.0 6.0 8.0 10.0 0 10 20 30 40 50 Q4'19 Q2'20 Q4'20 Q2'21 Q4'21 Q2'22* Inc. Rev. ($ in Millions) No. Contracts Contracts Incremental Revenue 0 3 6 9 12 0 10 20 30 40 Q4'19 Q2'20 Q4'20 Q2'21 Q4'21 Q2'22* Inc. Rev. ($ in Millions) No. Contracts Contracts Incremental Revenue Remington Third-Party Business Premier Third-Party Business Key Facts Third-Party Contracts Added Since 2019 47 Third-Party Contracts Added Since 2019 37 Incremental Revenue $9.2M Incremental Revenue $11.6M *Q2’22 only includes through 04/26/2022

Recent Acquisition – Chesapeake Hospitality

In April, Remington Hotels acquired Chesapeake Hospitality, a premier third-party hotel management company with over 65 years of experience in the industry.

- Initial consideration of $15.75M
  - $6.3M payable in cash
  - $9.45M payable in a new Series CHP Convertible Preferred Unit
- Additional potential earnout of $10.25M
- Total potential consideration of $26M

2024 EBITDA Contribution(1)	**$5.3M**
Transaction EBITDA Multiple(1)	**4.9x**

Increases Third-Party Business


Before Acquisition
~20%
~80%
After Acquisition
~40%
~60%
Third-Party Business
AUM Business


Hotel Indigo Baltimore Downtown

(1) Assumes full earnout is achieved

Page 10

Page 11 (1) As of 4/29/2022 Capital Raised Since July 2021(1) ~$96M Brokers Working with Ashford Securities 5,959 Signed Selling Agreements (“SSAs”) >40 Capital Raise Launched in July 2021 $500M • BHR Non-Traded Preferred (In Market) • AHT Non-Traded Preferred (Preliminary Form S-3 Filed) • Evaluating Potential Future Opportunities Growing AUM $7M $43M $81M $96M 17 24 37 43 0 9 18 27 36 45 $0 $25 $50 $75 $100 $125 Q1 Q2 Q3 Q4 Signed Selling Agreements Cumulative Raised ($ in Millions) Cumulative Raised First 4 Quarters Cummulative Raised Selling Agreements (1) Raised in Q3 Alone $37.8M In SSAs and Capital Raised Consistent Growth Anticipated Launch for AHT Q3 2022

Effects of AUM Increase Page 12 (1) Assumes not all portfolio companies generate revenue from incremental AUM growth Incremental Revenue $2.4M Incremental EBITDA $1.6M For Every Additional $100M of AUM, We Expect:

Takeaways – Strong Post-Pandemic Potential I. Recovery of hospitality industry II. Increase in AUM III. Growth of third-party business IV. Acquisition or incubation of additional businesses 4 Ways to Grow Page 13 Attractive Investment With a compelling post-pandemic recovery story, we believe Ashford offers an appealing investment opportunity With 40+ years of history in the hospitality industry, best-in-class asset management, deep industry relationships and scale, we believe we are uniquely positioned for success Experts in the Business

Page 14 Long-Term Guidance

Four Ways the Company Can Grow 143 103 115 125 150 170 187 204 111 47 70 91 145 185 206 237 $0 $100 $200 $300 $400 $500 2019 P.F. 2020 Act. 2021 Act. TTM Q1'22 2023 Est. 2024 Est. 2025 Est. 2026 Est. AUM & Third-Party Revenue 58 29 48 58 70 85 97 115 $0 $40 $80 $120 2019 P.F. 2020 Act. 2021 Act. TTM Q1'22 Act. 2023 Est. 2024 Est. 2025 Est. 2026 Est. Adj. EBITDA Long-Term Growth Projections - AUM & Third-Party Business I. Recovery of the hospitality industry and higher hotel revenues II. Increase in assets under management III. Growth of third-party business IV. Acquisition or incubation of additional businesses (In Millions) (In Millions) Third-party revenue as a percent of total revenue is expected to go from 44% in 2019 to 54% by 2026 Page 15 (1) Pro Forma (P.F.) assumes the Remington, Sebago, Marietta and BAV acquisitions occurred January 1, 2019. Assumes current ownership share. CAGR (2021 – 2026) Adj. EBITDA Margin 12% AUM Revenue 28% Third-Party Revenue 19% Adjusted EBITDA 26% 2021 24% 2024 26% 2026 KEY: AUM Third-Party (1)

Assumptions “Preferred partner from concept to completion” I. AUM revenue growth driven from forecasted CapEx spend at advised platforms II. AUM business assumes 65% incremental EBITDA margin III. Significant growth in third-party revenues forecasted IV. Third-party business assumes 40% incremental EBITDA margin V. Total 2026E revenue is only 0.2% of our estimated TAM (1) Total Addressable Market (TAM) defined as total available revenue Premier – Expanding Industry Reach Page 16 26 8 7 21 23 28 30 1 3 5 8 11 15 $0 $10 $20 $30 $40 $50 2019 P.F. 2020 Act. 2021 Act. 2023 Est. 2024 Est. 2025 Est. 2026 Est. AUM & Third-Party Revenue 14 2 1 12 14 17 21 $0 $5 $10 $15 $20 $25 2019 P.F. 2020 Act. 2021 Act. 2023 Est. 2024 Est. 2025 Est. 2026 Est. Adj. EBITDA (In Millions) (In Millions) CAGR (2021 – 2026) Adj. EBITDA Margin 34% AUM Revenue 38% Third-Party Revenue 84% Adjusted EBITDA 10% 2021 45% 2024 47% 2026 Estimated TAM (1) $25.6B KEY: AUM Third-Party

Assumptions “Where passionate people thrive” Remington – Achievable Target I. AUM revenue growth follows hotel revenue growth from advised platforms II. AUM business assumes 65% incremental EBITDA margin III. Third-party business assumes key money investments of $12.5M over the forecast period IV. Third-party business(3) assumes 45-62% incremental EBITDA margin V. Total 2026E revenue is only 1.0% of our estimated TAM (1) Assumes the acquisition of Remington occurred January 1, 2019 (2) Total Addressable Market (TAM) defined as total available revenue (3) Excluding Chesapeake acquisition Page 17 34 17 25 34 38 43 48 0 1 11 14 16 21 $0 $10 $20 $30 $40 $50 $60 $70 $80 2019 P.F. 2020 Act. 2021 Act. 2023 Est. 2024 Est. 2025 Est. 2026 Est. AUM & Third-Party Revenue 21 5 13 22 27 31 38 $0 $10 $20 $30 $40 $50 2019 P.F. 2020 Act. 2021 Act. 2023 Est. 2024 Est. 2025 Est. 2026 Est. Adj. EBITDA (In Millions) (In Millions) CAGR (2021 – 2026) Adj. EBITDA Margin 14% AUM Revenue 84% Third-Party Revenue 24% Adjusted EBITDA 50% 2021 52% 2024 55% 2026 Estimated TAM (2) $6.8B KEY: AUM Third-Party (1)

Assumptions INSPIRE – A Growth Opportunity “We believe in the power to INSPIRE!” I. Third-party revenue assumes full recovery in 2024 plus ~$23M in annual revenue from additional contracts II. Both AUM and third-party business assume 15% EBITDA margin III. Assumes $25M in growth CapEx over the forecast period IV. Total 2026E revenue is 1.7% of our estimated TAM (1) Assumes the acquisition of BAV occurred January 1, 2019 (2) Total Addressable Market (TAM) defined as total available revenue Page 18 18 6 9 23 29 32 35 94 32 41 90 117 130 144 $0 $30 $60 $90 $120 $150 $180 2019 P.F. 2020 Act. 2021 Act. 2023 Est. 2024 Est. 2025 Est. 2026 Est. AUM & Third-Party Revenue 9 0 4 17 22 24 27 $0 $5 $10 $15 $20 $25 $30 2019 P.F. 2020 Act. 2021 Act. 2023 Est. 2024 Est. 2025 Est. 2026 Est. Adj. EBITDA (In Millions) (In Millions) CAGR (2021 – 2026) Adj. EBITDA Margin 31% AUM Revenue 29% Third-Party Revenue 47% Adjusted EBITDA 8% 2021 15% 2024 15% 2026 Estimated TAM (2) $10-11B KEY: AUM Third-Party (1)

Assumptions “Exceptional experiences by exceptional people” I. AUM revenue growth assumes additional contracts from advised REITs II. Third-party revenue growth is driven by bolt-on acquisitions III. AUM business assumes a 25% EBITDA margin IV. Third-Party business assumes a 25% EBITDA margin(3) V. Total 2026E revenue is 1.6% of our estimated TAM (1) Assumes the acquisition of Sebago occurred January 1, 2019 (2) Total Addressable Market (TAM) defined as total available revenue (3) Excluding Caicos acquisition RED – Opportunistic Accretive Acquisitions Page 19 2 1 3 4 5 5 5 12 9 21 29 35 36 45 $0 $10 $20 $30 $40 $50 2019 P.F. 2020 Act. 2021 Act. 2023 Est. 2024 Est. 2025 Est. 2026 Est. AUM & Third-Party Revenue 2 1 6 9 11 11 13 $0 $2 $4 $6 $8 $10 $12 $14 2019 P.F. 2020 Act. 2021 Act. 2023 Est. 2024 Est. 2025 Est. 2026 Est. Adj. EBITDA (In Millions) (In Millions) CAGR (2021 – 2026) Adj. EBITDA Margin 11% AUM Revenue 16% Third-Party Revenue 17% Adjusted EBITDA 25% 2021 28% 2024 26% 2026 Estimated TAM (2) $3.2B KEY: AUM Third-Party (1)

Assumptions I. AUM revenue growth assumes additional contracts from advised platforms II. Lismore 2020 & 2021 results reflect pandemic related forbearance agreements at advised REITs Other Businesses – Complimentary Portfolio Growth Page 20 Note: Other businesses include: Openkey, Lismore, Marietta, Pure, and Robert Douglas (1) Assumes the acquisition of Marietta occurred January 1, 2019 15 23 21 14 17 17 18 4 5 4 10 11 12 13 $0 $5 $10 $15 $20 $25 $30 $35 2019 P.F. 2020 Act. 2021 Act. 2023 Est. 2024 Est. 2025 Est. 2026 Est. AUM & Third-Party Revenue 1 7 12 1 2 2 2 $0 $2 $4 $6 $8 $10 $12 $14 2019 P.F. 2020 Act. 2021 Act. 2023 Est. 2024 Est. 2025 Est. 2026 Est. Adj. EBITDA (In Millions) (In Millions) CAGR (2021 – 2026) Adj. EBITDA Margin (3)% AUM Revenue 27% Third-Party Revenue (30)% Adjusted EBITDA 48% 2021 7% 2024 6% 2026 KEY: AUM Third-Party (1)

Assumptions Advisory Business – A Stable Revenue Stream I. Assumes current advised platforms only (AHT and BHR) II. Assumes continued deleveraging of AHT and BHR Page 21 (1) Includes a portion of lease revenue. In connection with our ERFP Agreements and legacy key money transaction with Ashford Trust, we lease FF&E to Ashford Trust rent-free. Our ERFP leases entered into in 2018 commenced on December 31, 2018. Consistent with our accounting treatment prior to adopting ASU 2016-02, other revenue for the year ended December 31, 2019, includes a portion of the base advisory fee for leases commencing prior to our adoption, which is equal to the estimated fair value of the lease payments that would have been made 49 47 48 48 51 56 61 $0 $10 $20 $30 $40 $50 $60 $70 2019 P.F. 2020 Act. 2021 Act. 2023 Est. 2024 Est. 2025 Est. 2026 Est. Base Advisory Fees 10 15 12 6 7 9 12 $0 $2 $4 $6 $8 $10 $12 $14 $16 2019 P.F. 2020 Act. 2021 Act. 2023 Est. 2024 Est. 2025 Est. 2026 Est. Adj. EBITDA (In Millions) (In Millions) CAGR (2021 – 2026) Adj. EBITDA Margin 7% AUM Growth 5% Advisory Fee 25% 2021 14% 2024 20% 2026 (1)

Operating Platform Page 22

PREMIER
DESIGN TO COMPLETION

$25.6M
2019 Revenue(1)

$14.0M
2019 Adj. EBITDA(2)

Summary

Premier is an industry leading construction & renovation services company with over 25 years of experience in every facet of the process. The approach is to gain our partners' trust by thinking and acting like an owner from concept to completion.

Highlights

Interior Design • **Architecture** • **Procurement**

Project Management • **Construction** • **Development**

Capital Management & Loss Prevention • **Numerous Design Awards (Including 3 from Marriott)**

~$3B Projects Managed

250+ Full Property Renovations

Achievements

37

New Third-Party Contracts

(1) Excludes cost reimbursement revenue
(2) See Appendix for GAAP reconciliation



Page 23

2019 Revenue(1) $34.1M 2019 Adj. EBITDA(2) $21.5M Summary Founded in 1968, Remington is a dynamic and growing hotel management company providing top quality service and expertise in property management. Currently, Remington's roster includes 121 hotels across 25 brands and 28 states and Washington D.C., including 19 independent and boutique properties. Highlights 48 Marriott Properties 41 Hilton Properties 12 IHG Properties 1 Hyatt Property 19 Independent Properties $1B+ Revenue Under Management (1) Excludes cost reimbursement revenue (2) See Appendix for GAAP reconciliation (3) Properties as of 4/26/22; Revenue Under Management as of 2019 Page 24 Achievements New Third-Party Contracts 47 (3)

RED HOSPITALITY & LEISURE

RESORT · ECO-TOURISM · DESTINATION SERVICES

$23.9M
2021 Revenue

$6.3M
2021 Adj. EBITDA

Summary

RED Hospitality and Leisure is a leading provider of resort services: including destination services, watersports, beach and recreation operations, destination management services and transportation. Clients include premier brands such as The Ritz-Carlton, Westin, and leading hotel REITs in North America and the Caribbean.

Highlights

Watersports • **Beach Services** • **Transportation**

Destination Management • **Vertically Integrated**

228% Adj. EBITDA Growth 2018-2019[1]

4+ Acquisition Opportunities

Achievements

95%

Q4 2021 Revenue YoY Growth

(1) See Appendix for GAAP reconciliation

Page 25

15 Pre-COVID 2020 Pro Forma Revenue(1) $123.7M Pre-COVID 2020 Pro Forma Adj. EBITDA(1) $14.0M Summary INSPIRE, formerly known as JSAV, is a creative technology company that produces memorable events every day. Its customer-oriented team partners with over 95 hotels and convention centers to deliver more than 2,500 events annually. INSPIRE is the only audio visual provider owned by a Hospitality company, affording it strategic alignment of operating philosophy and core principals with both hoteliers and their guests. Highlights Event Production Creative Services Digital Events Collaborative Sales Immersive Content Continental Presence 30+ Years of Event Experience $100M+ Annual Revenues (1) Management’s estimate, as of January 2020 (pre-COVID) Page 26 Achievements Q4 2021 Revenue YoY Growth 427%

openkey

~$1.0M

Annual Recurring Revenue Booked

31,692

Doors Under Contract

Summary

OpenKey is the industry standard for universal mobile keyless entry in hotels. With locations in 10 countries on 3 continents and in over 50 cities, OpenKey is the largest mobile key provider for independent hotels and soft brands worldwide.

Highlights

- Contact Free Check-in
- Secure Digital Keys
- White-Label Apps
- Integrated Hardware
- Multi-Family Offerings
- Signed MSAs with Major Brands

Achievements

63%

Q4 2021 Revenue YoY Growth



Page 27

Appendix Page 28

GAAP Reconciliation

Reconciliation of Net Income to EBITDA and Adjusted EBITDA

(In thousands)

(unaudited)

Ashford Inc. Consolidated	2019	2020	2021	TTM Q1'22	2023	2024	2025	2026
Net income (loss)	(15,374)	(215,788)	(10,818)	(1,694)				
(Income) loss from consolidated entities attributable to noncontrolling interests	536	1,178	678	843				
Net (income) loss attributable to redeemable noncontrolling interests	983	2,245	215	48				
Net income (loss) attributable to the company	(13,855)	(212,365)	(9,925)	(803)				
Interest Expense	1,861	5,179	5,150	5,196				
Amortization of loan costs	277	312	327	309				
Depreciation and amortization	30,047	44,055	37,609	37,017				
Income tax expense (benefit)	1,435	(14,255)	(162)	2,067				
Net (income) loss attributable to unitholders redeemable noncontrolling interests	(54)	(432)	(63)	(48)				
EBITDA	19,711	(177,506)	32,936	43,738				
Non-cash stock-based compensation	8,824	6,436	4,949	4,136				
Market change in deferred compensation	(5,732)	(3,012)	-	-				
Deferred compensation plans	-	-	1,671	1,724				
Change in contingent consideration fair value	4,058	447	22	-				
Transaction related costs	11,340	1,049	3,424	3,478				
Loss on disposal of assets	-	8,330	1,595	1,498				
Reimbursed software costs, net	(2,015)	(409)	(507)	(551)				
Legal, advisory and settlement costs	-	922	1,820	1,572				
Severance and executive recruiting costs	1,186	3,934	1,330	1,154				
Amortization of hotel signing fees and lock subsidies	810	539	518	552				
Other (gain) loss	(116)	175	(553)	(751)				
Impairment	-	188,563	1,160	1,160				
Adjusted EBITDA	38,066	29,468	48,365	57,710	70,000	85,000	97,000	115,000
Non-comparable adjustments [1]	19,779	(452)	(27)	-	-	-	-	-
Comparable Adjusted EBITDA	57,845	29,016	48,338	57,710	70,000	85,000	97,000	115,000

Note: Ashford is unable to present a reconciliation of this forward-looking non-GAAP financial information because management cannot reliably predict all of the necessary components of such measures. Accordingly, investors are cautioned not to place undue reliance on this information.

[1] Comparable information assumes the Remington, Marietta, and Sebago acquisitions occurred on January 1, 2019. Non-comparable adjustments include unaudited pre-acquisition results provided by the Remington and Sebago sellers. Assumes Ashford Inc. owned 100% of INSPIRE (JSAV), 97.75% of RED, and 75.4% of Openkey the entire year of 2022; Assumes Ashford Inc. owned 100% of RED and 75.4% of OpenKey the entire year of 2021.

Page 29

GAAP Reconciliation

Reconciliation of Net Income to EBITDA and Adjusted EBITDA

(In thousands)

(unaudited)

Premier

	2019	2020	2021	2023	2024	2025	2026
Net income (loss)	21	(57,879)	(9,105)				
(Income) loss from consolidated entities attributable to noncontrolling interests	-	-	-				
Net (income) loss attributable to redeemable noncontrolling interests	-	-	-				
Net income (loss) attributable to the company	21	(57,879)	(9,105)				
Interest Expense	-	-	-				
Amortization of loan costs	-	-	-				
Depreciation and amortization	12,494	12,628	12,230				
Income tax expense (benefit)	1,248	(3,267)	(2,414)				
Net (income) loss attributable to unitholders redeemable noncontrolling interests	-	-	-				
EBITDA	13,763	(48,518)	711				
Non-cash stock-based compensation	90	82	64				
Market change in deferred compensation	-	-	-				
Deferred compensation plans	-	-	-				
Change in contingent consideration fair value	-	-	-				
Transaction related costs	-	-	-				
Loss on disposal of assets	-	-	-				
Reimbursed software costs, net	-	-	-				
Legal, advisory and settlement costs	-	-	-				
Severance and executive recruiting costs	106	483	-				
Amortization of hotel signing fees and lock subsidies	-	-	-				
Other (gain) loss	-	-	114				
Impairment	-	49,524	-				
Adjusted EBITDA	13,959	1,571	889	12,000	14,000	17,000	21,000
Non-comparable adjustments	-	-	-	-	-	-	-
Comparable Adjusted EBITDA	13,959	1,571	889	12,000	14,000	17,000	21,000

Note: Ashford is unable to present a reconciliation of this forward-looking non-GAAP financial information because management cannot reliably predict all of the necessary components of such measures. Accordingly, investors are cautioned not to place undue reliance on this information.

Page 30

GAAP Reconciliation

Reconciliation of Net Income to EBITDA and Adjusted EBITDA

(In thousands)

(unaudited)

Remington

	2019	2020	2021	2023	2024	2025	2026
Net income (loss)	(626)	(133,367)	(1,647)				
(Income) loss from consolidated entities attributable to noncontrolling interests	-	-	-				
Net (income) loss attributable to redeemable noncontrolling interests	-	-	-				
Net income (loss) attributable to the company	(626)	(133,367)	(1,647)				
Interest Expense	-	-	-				
Amortization of loan costs	-	-	-				
Depreciation and amortization	2,459	13,943	12,141				
Income tax expense (benefit)	140	(3,108)	1,406				
Net (income) loss attributable to unitholders redeemable noncontrolling interests	-	-	-				
EBITDA	1,973	(122,532)	11,900				
Non-cash stock-based compensation	46	299	696				
Market change in deferred compensation	-	-	-				
Deferred compensation plans	-	-	-				
Change in contingent consideration fair value	-	-	-				
Transaction related costs	13	245	161				
Loss on disposal of assets	-	-	-				
Reimbursed software costs, net	-	-	-				
Legal, advisory and settlement costs	-	-	53				
Severance and executive recruiting costs	429	910	96				
Amortization of hotel signing fees and lock subsidies	-	-	-				
Other (gain) loss	-	-	(375)				
Impairment	-	126,548	-				
Adjusted EBITDA	2,461	5,470	12,531	22,000	27,000	31,000	38,000
Non-comparable adjustments [1]	18,993	-	-	-	-	-	-
Comparable Adjusted EBITDA	21,454	5,470	12,531	22,000	27,000	31,000	38,000

Note: Ashford is unable to present a reconciliation of this forward-looking non-GAAP financial information because management cannot reliably predict all of the necessary components of such measures. Accordingly, investors are cautioned not to place undue reliance on this information.

(1) Comparable information assumes the Remington acquisition occurred on January 1, 2019. Non-comparable adjustments include unaudited pre-acquisition results provided by the Remington seller.

Page 31

GAAP Reconciliation

Reconciliation of Net Income to EBITDA and Adjusted EBITDA

(In thousands)

(unaudited)

INSPIRE

	2019	2020	2021	2023	2024	2025	2026
Net income (loss)	(3,069)	(18,202)	(5,248)				
(Income) loss from consolidated entities attributable to noncontrolling interests	-	-	-				
Net (income) loss attributable to redeemable noncontrolling interests	247	1,148	-				
Net income (loss) attributable to the company	(2,822)	(17,054)	(5,248)				
Interest Expense	979	1,139	876				
Amortization of loan costs	48	51	121				
Depreciation and amortization	5,850	6,158	6,830				
Income tax expense (benefit)	(376)	(5,060)	(1,326)				
Net (income) loss attributable to unitholders redeemable noncontrolling interests	-	-	-				
EBITDA	3,679	(14,766)	1,253				
Non-cash stock-based compensation	30	46	68				
Market change in deferred compensation	-	-	-				
Deferred compensation plans	-	-	-				
Change in contingent consideration fair value	3,037	449	22				
Transaction related costs	570	-	483				
Loss on disposal of assets	-	291	897				
Reimbursed software costs, net	-	-	-				
Legal, advisory and settlement costs	-	4	338				
Severance and executive recruiting costs	602	733	-				
Amortization of hotel signing fees and lock subsidies	709	503	488				
Other (gain) loss	(117)	14	(213)				
Impairment	-	12,430	1,160				
Adjusted EBITDA	8,510	(296)	4,496	17,000	22,000	24,000	27,000
Non-comparable adjustments [(1)]	226	129	-	-	-	-	-
Comparable Adjusted EBITDA	8,736	(167)	4,496	17,000	22,000	24,000	27,000

Note: Ashford is unable to present a reconciliation of this forward-looking non-GAAP financial information because management cannot reliably predict all of the necessary components of such measures. Accordingly, investors are cautioned not to place undue reliance on this information.
(1) Assumes Ashford Inc. owned 100% of INSPIRE (JSAV) the entire year of 2020

Page 32

GAAP Reconciliation

Reconciliation of Net Income to EBITDA and Adjusted EBITDA

(In thousands)

(unaudited)

RED

	2019	2020	2021	2023	2024	2025	2026
Net income (loss)	(520)	(715)	2,934				
(Income) loss from consolidated entities attributable to noncontrolling interests	(105)	412	(51)				
Net (income) loss attributable to redeemable noncontrolling interests	-	-	-				
Net income (loss) attributable to the company	(625)	(303)	2,883				
Interest Expense	285	455	616				
Amortization of loan costs	21	3	86				
Depreciation and amortization	461	922	1,275				
Income tax expense (benefit)	510	(523)	1,025				
Net (income) loss attributable to unitholders redeemable noncontrolling interests	-	-	-				
EBITDA	652	554	5,885				
Non-cash stock-based compensation	-	-	-				
Market change in deferred compensation	-	-	-				
Deferred compensation plans	-	-	70				
Change in contingent consideration fair value	1,021	(2)	-				
Transaction related costs	214	50	324				
Loss on disposal of assets	-	4	53				
Reimbursed software costs, net	-	-	-				
Legal, advisory and settlement costs	-	-	-				
Severance and executive recruiting costs	-	-	8				
Amortization of hotel signing fees and lock subsidies	-	-	-				
Other (gain) loss	-	-	-				
Impairment	-	-	-				
Adjusted EBITDA	1,887	606	6,340	9,000	11,000	11,000	13,000
Non-comparable adjustments [1]	298	(99)	129	-	-	-	-
Comparable Adjusted EBITDA	2,185	507	6,469	9,000	11,000	11,000	13,000

Note: Ashford is unable to present a reconciliation of this forward-looking non-GAAP financial information because management cannot reliably predict all of the necessary components of such measures. Accordingly, investors are cautioned not to place undue reliance on this information.

(1) Comparable information assumes the Sebago acquisition occurred on January 1, 2019. Non-comparable adjustments include unaudited pre-acquisition results provided by the Sebago seller. Assumes Ashford Inc. owned 97.75% of RED the entire year of 2020; Assumes Ashford Inc. owned 100% of RED the entire year of 2021.

Page 33

GAAP Reconciliation

Reconciliation of Net Income to EBITDA and Adjusted EBITDA

(In thousands)

(unaudited)

Other Businesses [2]

	2019	2020	2021	2023	2024	2025	2026
Net income (loss)	(1,491)	964	5,573				
(Income) loss from consolidated entities attributable to noncontrolling interests	641	766	729				
Net (income) loss attributable to redeemable noncontrolling interests	682	665	152				
Net income (loss) attributable to the company	(168)	2,395	6,454				
Interest Expense	363	2,477	2,561				
Amortization of loan costs	16	-	-				
Depreciation and amortization	125	659	501				
Income tax expense (benefit)	353	1,730	2,648				
Net (income) loss attributable to unitholders redeemable noncontrolling interests	-	-	-				
EBITDA	689	7,261	12,164				
Non-cash stock-based compensation	18	4	3				
Market change in deferred compensation	-	-	-				
Deferred compensation plans	-	-	-				
Change in contingent consideration fair value	-	-	-				
Transaction related costs	80	-	-				
Loss on disposal of assets	-	-	-				
Reimbursed software costs, net	-	-	-				
Legal, advisory and settlement costs	-	-	-				
Severance and executive recruiting costs	40	97	39				
Amortization of hotel signing fees and lock subsidies	101	36	30				
Other (gain) loss	1	16	(1)				
Impairment	-	61	-				
Adjusted EBITDA	929	7,475	12,235	1,000	2,000	2,000	2,000
Non-comparable adjustments [1]	262	(482)	(156)	-	-	-	-
Comparable Adjusted EBITDA	1,191	6,993	12,079	1,000	2,000	2,000	2,000

Note: Ashford is unable to present a reconciliation of this forward-looking non-GAAP financial information because management cannot reliably predict all of the necessary components of such measures. Accordingly, investors are cautioned not to place undue reliance on this information.

(1) Comparable information assumes the Marietta acquisition occurred on January 1, 2019. Assumes Ashford Inc. 75.4% of OpenKey the entire year of 2020 and 2021

(2) Includes operating results for Pure Wellness, OpenKey, Lismore Capital, and Marietta Leasehold L.P.; 2019 includes Robert Douglas

Page 34

GAAP Reconciliation

Reconciliation of Net Income to EBITDA and Adjusted EBITDA

(In thousands)

(unaudited)

REIT Advisory [1]

	2019	2020	2021	2023	2024	2025	2026
Net income (loss)	(9,689)	(6,589)	(3,325)				
(Income) loss from consolidated entities attributable to noncontrolling interests	-	-	-				
Net (income) loss attributable to redeemable noncontrolling interests	54	432	63				
Net income (loss) attributable to the company	(9,635)	(6,157)	(3,262)				
Interest Expense	234	1,108	1,097				
Amortization of loan costs	192	258	120				
Depreciation and amortization	8,658	9,745	4,632				
Income tax expense (benefit)	(440)	(4,027)	(1,501)				
Net (income) loss attributable to unitholders redeemable noncontrolling interests	(54)	(432)	(63)				
EBITDA	(1,045)	495	1,023				
Non-cash stock-based compensation	8,640	6,005	4,118				
Market change in deferred compensation	(5,732)	(3,012)	-				
Deferred compensation plans	-	-	1,601				
Change in contingent consideration fair value	-	-	-				
Transaction related costs	10,463	754	2,456				
Loss on disposal of assets	-	8,035	645				
Reimbursed software costs, net	(2,015)	(409)	(507)				
Legal, advisory and settlement costs	-	918	1,429				
Severance and executive recruiting costs	9	1,711	1,187				
Amortization of hotel signing fees and lock subsidies	-	-	-				
Other (gain) loss	-	145	(78)				
Impairment	-	-	-				
Adjusted EBITDA	10,320	14,642	11,874	6,000	7,000	9,000	12,000
Non-comparable adjustments	-	-	-	-	-	-	-
Comparable Adjusted EBITDA	10,320	14,642	11,874	6,000	7,000	9,000	12,000

Note: Ashford is unable to present a reconciliation of this forward-looking non-GAAP financial information because management cannot reliably predict all of the necessary components of such measures. Accordingly, investors are cautioned not to place undue reliance on this information.

(1) Includes all of the revenue and corporate expenses associated with providing the asset management and advisory services to other entities.

Page 35

5/4/2022 36 GAAP Reconciliation Ashford Inc. Reconciliation of Net Income to Adjusted EBITDA(1) Year Ended December 31, 2019 (in thousands) Pure Net Income $ 14 Interest Expense 2 Depreciation and amortization 100 Income tax expense 15 EBITDA 131 Non-cash stock-based compensation - Transaction and legal costs - Severance and executive recruiting costs 31 Adjusted EBITDA $ 162 Page 36 (1) Not adjusted for JV interests

5/4/2022 37 GAAP Reconciliation RED Hospitality and Leisure Reconciliation of Net Income to Adjusted EBITDA(1) (in thousands) Year Ended December 31, 2018 Net Income (Loss) $ 228 Interest Expense 113 Depreciation and amortization 183 Income tax expense (16) EBITDA 508 Transaction and legal costs 158 Adjusted EBITDA $ 666 Page 37 (1) Amounts are based upon unaudited operating financial data provided by RED seller

NYSE American: AINC Investor Guidance | May 2022